SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             ADVISORS SERIES TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                               September 20, 1999


Shareholder Name
Shareholder Address
City, State, Zip Code

Dear Shareholder:

     The Board of Trustees (the "Trustees") of the Advisors Series Trust (the "Trust") has announced a special meeting of shareholders (the "Special Meeting") to be held on November 5, 1999 at 10:00 a.m. Pacific time, at 465 Forest Avenue, Suite I, Laguna Beach, California to address an issue that is pertinent to your investment in the Al Frank Fund (the "Fund").

     On August 12, 1999, AF Holdings, Inc. ("AF Holdings") entered into a stock exchange agreement ("Exchange Agreement") to acquire all the outstanding capital stock of Al Frank Asset Management, Inc. ("AFAM"), the current investment advisor of the Fund. AFAM will continue to advise the Fund and AFAM's principals, Al Frank and John Buckingham will continue to serve as the day to day portfolio managers of the Fund. As a result of this transaction, the Trustees of the Trust have determined that there is a change in control of the investment advisor and therefore, a new investment advisory agreement between the Trust on behalf of the Fund and AFAM. AF Holdings and the change in control is outlined in detail in the enclosed proxy materials.

     PLEASE REVIEW THE ENCLOSED MATERIAL AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU SUBMIT YOUR VOTE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

     The Trustees recommend your approval of the new investment advisory agreement. The vote of every shareholder is important and your cooperation in returning your executed proxy promptly will be appreciated. We look forward to your vote in favor of the attached proposal.

                                    Sincerely,


                                    /s/ Scott B. Warner
                                    Scott B. Warner - Assistant Treasurer to the
                                    Advisors Series Trust


Enclosures

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
SEPTEMBER 20, 1999

ADVISORS SERIES TRUST
AL FRANK FUND

     To the shareholders of the Al Frank Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), for a Special Meeting of Shareholders (the "Special Meeting") to be held on November 5, 1999:

     Notice is hereby given that a Special Meeting of the Fund will be held at 465 Forest Avenue, Suite I, Laguna Beach, California on Friday, November 5, 1999 at 10:00 a.m., Pacific time. At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

     1. To approve a new Investment Advisory Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc. ("AFAM"), pursuant to which AFAM will continue to serve as the new investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all the outstanding capital stock of AFAM by AF Holdings, Inc. ("AF Holdings");

     2. To transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

     Shareholders of record at the close of business on September 20, 1999 are entitled to notice of, and to vote at, the Special Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you attend the Special Meeting, you may change your vote at that time.

                                         By Order of the Board of Trustees


                                         /s/ Chris O. Moser
                                         Chris O. Moser - Secretary to the Trust

Laguna Beach, California
September 20, 1999

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 5, 1999

ADVISORS SERIES TRUST
AL FRANK FUND

INTRODUCTION

     This Proxy Statement is furnished by the Advisors Series Trust (the "Trust") to the shareholders of one its series, the Al Frank Fund (the "Fund"). This Proxy Statement is furnished on behalf of the Trust's Board of Trustees (the "Trustees") in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held on Friday, November 5, 1999 at 10:00 a.m., Pacific standard time, at the offices of the Fund, 465 Forest Avenue, Suite I, Laguna Beach, California and at any and all adjournments thereof, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The approximate mailing date of this Proxy Statement is September 24, 1999. At the Special Meeting, the shareholders of the Fund will be asked:

     1. To approve a new Investment Advisory Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc. ("AFAM"), pursuant to which AFAM will continue to serve as the investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all the outstanding capital stock of AFAM by AF Holdings, inc. ("AF Holdings");

     2. To transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

     Any voting instructions given to the Fund may be revoked at any time before the Special Meeting by notifying the Secretary of the Trust.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. AFAM will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Special Meeting will be borne by AFAM and not by the Fund or the Trust.

     Shareholders of the Fund at the close of business on September 20, 1999 will be entitled to be present and vote at the Special Meeting. As of that date,

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there were 570,260.766 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $6,790,583 .

     To the knowledge of the Trust's management, as of September 20, 1999 the officers and Trustees of the Trust owned as a group, no more than 1% of the shares of the Fund.

     As of September 20, 1999, AFAM owned 14,551 shares of the Fund. This represents 2.55% of the shares of the Fund.

     To the knowledge of the Trust's management, as of September 120, 1999, the only persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

SHAREHOLDER                           NO. OF SHARES HELD          PERCENTAGE
-----------                           ------------------          ----------

Charles Schwab & Co., Inc                 208,067.136               36.49%
101 Montgomery Street                                          (owned of record)
San Francisco, CA 94104


National Investor Services Corp.           46,114.417                8.09%
55 Water Street, 32nd Floor                                    (owned of record)
New York, N.Y. 10041-3299


Carol L. Allen                             28,998.148                5.09%
608 John Anderson Drive                                        (owned of record)
Ormond Beach, Fl. 32176

     The Fund's investment advisor is Al Frank Asset Management, Inc., 465 Forest Avenue, Suite I, Laguna Beach, California 92651. The Fund's distributor is First Fund Distributors, Inc., 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018. The Fund's administrator is Investment Company Administration LLC, 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR PROPOSAL 1 and may vote in their discretion with respect to other matters not now known to the Trustees that may be presented to the Special Meeting.

     The approval of the new investment advisory agreement between the Trust on behalf of the Fund and AFAM ("New Agreement") requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

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ADDITIONAL INFORMATION ABOUT THE TRUST

     The following is a listing of the executive officers and Trustees of the Trust and their positions with the Trust. None of the executive officers or Trustees holds any position with AFAM or AF Holdings.

         OFFICERS                        TITLE
         --------                        -----
         Eric Banhazl                    President, Treasurer
         Steven Paggioli                 Vice President, Asst. Secretary
         Robert Wadsworth                Vice President, Asst. Secretary
         Thomas W. Marschel              Assistant Treasurer
         Chris O. Moser                  Secretary

         TRUSTEES
         Walter E. Auch
         Eric M. Banhazl
         Donald E. O'Connor
         George T. Wofford, III

APPROVAL OF THE NEW AGREEMENT

     The Special Meeting has been called for the purpose of approving the New Agreement for the Fund as a result of AF Holding's acquisition of all of the outstanding capital stock of AFAM (the "Transaction"), the investment advisor of the Fund. The Transaction represents an ownership change of AFAM (a "change in control") and, as a result, the existing Investment Advisory Agreement (the "Existing Agreement") between the Trust on behalf of the Fund and AFAM will terminate. Accordingly, shareholders of the Fund are being asked to approve the New Agreement.

EXISTING AGREEMENT

     AFAM serves as the investment advisor for the Fund under the Existing Agreement dated December 5, 1997. The initial shareholder of the Fund approved the Existing Agreement on January 2, 1998. The Existing Agreement provides for its automatic termination in the event of a legal assignment. A change in control of AFAM will constitute a legal assignment for this purpose. Under the Existing Agreement, AFAM is entitled to receive from the Fund fees at 1.00% of average annual net assets.

NEW AGREEMENT

     Except for two exceptions noted below, the terms of the New Agreement are identical to the terms of the Existing Agreement. A form of the New Agreement is attached to this Proxy Statement as EXHIBIT A, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to EXHIBIT A.

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     The New Agreement differs from the Existing Agreement in the following two respects:

     *    Different effective and termination dates; and
     * Modification to language of the New Agreement which allows the investment advisor to the Fund to recapture any waived or reduced fees and expenses in the subsequent three years provided that total fund expenses (including any recapture payments) do not exceed the current expense cap limit of the Fund.

     Under the New Agreement, AFAM will continue to provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Trustees.

     As compensation for its services to the Fund under the New Agreement, AFAM will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Agreement. The New Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved by:

     1. a majority vote, cast in person at a meeting called for that purpose, of the Trustees; or

     2. a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of the Fund; and

     3. in either event by a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of the Trust or of any such party (the "Independent Trustees") (1).

     The New Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees, or by a vote of holders of a majority of the shares of the Fund.

     AFAM will continue to provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Agreement. All other expenses incurred in the operation of the Fund will be borne by the Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

--------
1 Independent Trustees are defined in the Investment Company Act as "non-interested trustees." Independent Trustees are not parties to the Fund's Investment Advisory Agreement, or interested persons of the Fund, Trust or advisor.

     The New Agreement provides that AFAM shall have no liability to the Fund or any shareholders of the Fund for any act or omission in the course of or in connection with rendering services under the New Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of AFAM of its duties under the New Agreement (the conduct referred to herein as "Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Agreement provides that the Fund shall indemnify AFAM and its employees, officers and directors from any liability arising from AFAM's conduct under the New Agreement, except the Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

     AFAM, under a separate agreement (the "Operating Expenses Limitation Agreement") with the Trust on behalf of the Fund, has contractually agreed to, for an indefinite period, reimburse the Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed 2.25%. In addition, AFAM has voluntarily agreed to pay the leverage interest expenses of the Fund - and may cease these payments at any time. The limitation is further described in the prospectus of the Fund. Operating expenses, as defined in the Operating Expenses Limitation Agreement, exclude (i) interest, (ii) taxes, (iii) expenditures for brokerage services, (iv) any extraordinary expenses and (v) sales charges and distribution fees.

TERMS OF THE TRANSACTION

     AFAM is owned by the Al Frank Trust, the Victoria Baldwin Trust and John Buckingham (the "Owners"). Messrs. Frank and Buckingham are also key principals of AFAM. AF Holdings and the Owners of AFAM have entered into a Stock Exchange Agreement dated August 12, 1999, which provides for the outstanding capital stock of AFAM to be acquired by AF Holdings, a Minnesota corporation owned by an investor group which includes Mr. Kenneth E. Dawkins and Mr. James J. Dlugosch (see biographies set forth below). The Stock Exchange Agreement provides that Mr. Frank and Mr. Buckingham, officers and shareholders of AFAM, will enter into consulting and employment agreements, respectively, with AFAM and become shareholders of AF Holdings to help ensure that AFAM will continue to operate in a substantially similar manner. Messrs. Frank and Buckingham will assist in operating the investment policies of AFAM in a substantially similar manner as it had operated before the Transaction. Other than upgraded office space in a nearby area, no further changes to AFAM, including its method of operation, are contemplated.

     Pursuant to the Stock Exchange Agreement, the Owners of AFAM will exchange their equity interests in AFAM for monetary consideration and common stock in AF Holdings. The Owners will hold significant ownership interests in AF Holdings immediately following this exchange. As a result of the Transaction, AF Holdings will acquire all of AFAM's outstanding capital stock. All advisory contracts, customer lists, books, records, and the exclusive right to the name "Al Frank Asset Management, Inc." as all or part of a trade or corporate name will continue to be the property of AFAM. The control persons of AFAM will be Mr. Buckingham, Mr. Kenneth E. Dawkins and Mr. James J. Dlugosch.

INVESTMENT COMPANY ACT REQUIREMENTS

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons (I.E., AFAM and its key principals) may receive any amount or benefit in connection with the change of control as long as the following two conditions are satisfied:

     * FIRST CONDITION. During the three-year period immediately following the Transaction, at least 75% of the Trust's Board of Trustees must be "Independent" of AFAM; and

     * SECOND CONDITION. As a result of the Transaction, no "unfair burden" may be imposed on the Fund. The term "unfair burden," as used in the Investment Company Act, includes any arrangement during the two-year period after the Transaction whereby AFAM, or any interested person of AFAM, receives, or is entitled to receive, any direct or indirect compensation, from the Fund or its shareholders (other than investment advisory fees) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than principal underwriting services fees). No such compensation arrangements are contemplated in the Transaction.

     AFAM has assured the Board that both of these conditions will be met. There are a number of other conditions precedent to the closing of the Transaction. Such conditions include, among other things, that all regulatory approvals and all third-party consents will have been duly and properly obtained, and that consents required will have been obtained from a specified percentage of AFAM's current clients, including the Fund, as required by applicable law.

     If the conditions for the Transaction are not met and the Transaction is not completed, the terms of the Existing Agreement will remain in effect. In the unlikely event that the New Agreement is not approved by the Fund's shareholders, the Trustees will promptly seek to enter into a new investment advisory agreement for the Fund, subject to approval by the Fund's shareholders.

     During the fiscal year ending December 31, 1998, AFAM earned advisory fees under the Existing Agreement of $50,113. However, under the Operating Expenses Limitation Agreement, AFAM reimbursed the Fund $75,246 for that year.

INFORMATION ON AFAM AND AF HOLDINGS

     AFAM is a California corporation with offices 465 Forest Avenue, Suite I, Laguna Beach, California 92651. AFAM is registered under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). AF Holdings is a Minnesota corporation.

     AFAM's key personnel after the Transaction are shown below. The address of each, as it relates to his duties at AFAM, is the same as that of AFAM.

NAME AND POSITION WITH AFAM     PRINCIPAL OCCUPATION
---------------------------     --------------------

Kenneth E. Dawkins              Director of AFAM. Director and Executive Vice
                                President of Miller & Schroeder Financial,
                                Inc., a Minnesota based investment bank since
                                1997. Chief Investment Officer of Miller &
                                Schroeder Asset Management, Inc. since 1997.
                                Founder and Former Chief Investment Officer of Voyageur Asset Management (now Delaware
                                Funds), a mutual fund complex.

James J. Dlugosch               President of AFAM. Assistant Vice President
                                of Miller & Schroeder Financial, Inc. since
                                1997. Former financial consultant with Round
                                Hill Financial Group. Former financial
                                analyst for Bateman Eichler, Hill Richards,
                                Inc.

Al Frank Director of AFAM and Consultant to AFAM. Founder of Al Frank Asset Management, Inc.

John Buckingham                 Director of AFAM, Director of Research and Chief
                                Portfolio Manager of the Fund since 1998.

TRUSTEES' CONSIDERATION

     The Transaction and the proposed change in control of the investment advisor were presented to the Trustees for consideration at the June 7, 1999 Board Meeting. In addition, the Independent Trustees met at the Board Meeting with legal counsel to the Trust to review further information. The Trustees, including a majority of the Independent Trustees, voted to approve the Transaction and present a new investment advisory agreement to the vote of shareholders of the Fund. The Board concluded that the Proposal set forth in this Proxy Statement is in the best interest of the Fund and its shareholders.

     The Trustees believe that the terms of the New Agreement are fair to, and in the best interest of, the Trust, the Fund and the shareholders. In making this recommendation, the Trustees exercised their independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' approval and recommendation that shareholders approve the Proposal were based primarily on the following factors, among others:

     * EXPERIENCE. The Board considered the experience of the key personnel being retained by AFAM in managing investment products. The Board concluded that AFAM, after the Transaction, and through its key personnel, possesses extensive experience in financial advisory services and that its appointment and anticipated level of services to be provided are in the best interests of the shareholders of the Fund;

     * FEES. AFAM has agreed, for an indefinite period, through an Operating Expenses Limitation Agreement to maintain the Fund's annual investment advisory fee as well as the total ordinary operating expenses of the Fund at the same levels (after fee waivers and expense reimbursements) as those in effect under the Operating Expenses Limitation Agreement and the current Prospectus of the Fund during the 1998 fiscal year. Therefore, there will not be any increase in the ordinary operating expense ratio of the Fund as a result of this change in control of the investment advisor for an indefinite period or until the Trustees determine to end the Operating Expenses Limitation Agreement. This does not apply, however, to any other expenses (such as leverage interest expenses) voluntarily paid by AFAM;

     * PROXY EXPENSES. Shareholders do not pay any expenses related to this Proxy Statement. AFAM or AF Holdings have agreed to bear all expenses incurred in connection with the Transaction that affect the Fund, including, among other things, all expenses related to the preparation of this Proxy Statement and the solicitation of proxies for the Special Meeting;

     * GROWTH OPPORTUNITY. AFAM plans to increase the visibility of the Fund. Moreover, with the proposed change in the control of the investment advisor, the Fund may gain access to a broader pool of potential investors;

     * COMPLIANCE WITH INVESTMENT COMPANY ACT. AFAM has also assured the Trustees that it intends to continue to comply with Section 15(f) of the Investment Company Act. AFAM and AF Holdings are not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Fund as a result of the Transaction or the change in control of the investment advisor. AFAM has represented to the Trustees that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction.

     BASED UPON THE FACTORS ABOVE AND ITS EVALUATION OF THE INFORMATION PRESENTED TO IT, AND IN LIGHT OF THE RELEVANT FIDUCIARY DUTIES UNDER FEDERAL AND STATE LAW, THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES OF THE TRUST, DETERMINED THAT THE NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND IS ADVISABLE AND IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDED APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BY THE SHAREHOLDERS AT THE SPECIAL MEETING.

RECOMMENDATION AND REQUIRED VOTE

     At the Special Meeting, shareholders of the Fund will vote on the New Agreement attached to this Proxy Statement as EXHIBIT A. The affirmative vote of the holders of a majority of the net asset value of the outstanding shares of the Fund is required to approve the New Agreement. The term "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

     The Agreement and Declaration of Trust of the Trust provides that the presence at a shareholder meeting in person or by proxy of at least forty percent (40%) of the shares of the Fund entitled to vote constitutes a quorum. Thus, the Special Meeting cannot take place on its scheduled date if less than forty percent (40%) of the shares of the Fund are represented at the Special Meeting. If, by the time scheduled for the Special Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against such adjournment those proxies required to be voted against the Proposal.

     In tallying shareholder votes, abstentions (I.E., shares for which a proxy is presented, but which abstains from voting on the Proposal) and '"broker non-votes" (I.E., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Special Meeting. However, generally broker non-votes do not constitute votes for or against the Proposal, do not constitute an abstention, and will be disregarded in determining votes cast. However, the Proposal requires approval by a "majority of the outstanding voting securities" of the Fund, as that term is used under the Investment Company Act, broker non-votes and abstentions will be considered present for determining the existence of a quorum, but will have the effect of a vote against the Proposal.

SPECIAL MEETING COSTS

     The cost and expense of authorizing, preparing, printing and mailing the enclosed proxy, accompanying Notice and Proxy Statement and all other costs in connection with the solicitation of proxies related to the required approvals and the New Agreement (including related legal fees, trustees' fees and expenses of the Special Meeting, including any additional solicitations made by letter, telephone, telegraph, or otherwise), will be paid by AFAM or AF Holdings. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AFAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, AFAM may retain a firm to solicit proxies on behalf of the Board, the expenses of which will be borne by AFAM or AF Holdings.

ANNUAL REPORT

A COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE AL FRANK FUND, C/O AMERICAN DATA SERVICES, INC., P.O. Box 5536, 150 MOTOR PARKWAY, HAUPPAUGE, NEW YORK 11788-0132 OR BY CALLING (TOLL-FREE) 1-877-829-8413.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Trustees are not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying

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
form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IN MAILED IN THE UNITED STATES.


                                 By Order of the Board of Trustees of the Trust,


                                 /s/ Chris O. Moser
                                 Secretary to the Trust

                                    EXHIBIT A

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                              ADVISORS SERIES TRUST
                          INVESTMENT ADVISORY AGREEMENT

                         AL FRANK ASSET MANAGEMENT, INC.


     THIS INVESTMENT ADVISORY AGREEMENT is made as of the _______ day of ___________________, 1999, by and between Advisors Series Trust a Delaware business trust (hereinafter called the "Trust"), on behalf of the following series of the Trust, The Al Frank Fund (the "Fund") and Al Frank Asset Management, Inc., a California corporation (hereinafter called the "Advisor").

                                   WITNESSETH:

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") (or is exempt from registration) and is engaged in the business of supplying investment advice as an independent contractor; and

     WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. DUTIES OF ADVISOR.

          (a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without
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limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the
Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

          Without limiting the generality of the foregoing, the Advisor shall:
(i) furnish the Funds with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (I.E., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

          (b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct order to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer for the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

          Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any

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affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

     3. REPRESENTATIONS OF THE ADVISOR.

          (a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

          (b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

          (c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act , and any other applicable state and/or self-regulatory organization regulations.

          (d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

     4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISOR'S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice

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regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

     6. EXPENSES.

          (a) With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (ii) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

          (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

          (c) The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

          (d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's

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actual costs for providing such services. In determining the Advisor's actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

          (a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

          (b) The management fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

          (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

          (e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

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          (g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

     8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     11. ADVISOR'S LIABILITIES AND INDEMNIFICATION.

          (a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

          (b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor.

          (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

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          (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     12. NON-EXCLUSIVITY; TRADING FOR ADVISOR'S OWN ACCOUNT. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Trust's Board of Trustees.

     13. TERM.

          (a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the Investment Company Act.

          (b) The Fund may use the name The Al Frank Fund or any name derived from or using the name Al Frank Asset Management, Inc. only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

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     14. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty (60) days' written notice to a Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST                       AL FRANK ASSET MANAGEMENT, INC.
on behalf of
The Al Frank Fund


By:                                         By:
    ---------------------------                  -------------------------------
    Name: Robert H. Wadsworth                    Name:
    Title: Vice President                        Title:

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                                   SCHEDULE A


Series or Fund of Advisors Series Trust             Annual Fee rate
---------------------------------------             ---------------
The Al Frank Fund                                   1.00 % of average net assets

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                                   PROXY CARD
                      ADVISORS SERIES TRUST - AL FRANK FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 5, 1999

The undersigned hereby appoints Al Frank and John Buckingham as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Al Frank Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), held of record by the undersigned on September 20, 1999 or any adjournment thereof.

     1. To approve a new Investment Advisory Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc. ("AFAM"), pursuant to which AFAM will continue to serve as the investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all of the outstanding capital stock of AFAM by AF Holdings, Inc.;

     2. To transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this card. The Board of Trustees recommends a vote FOR the proposals.

Please mark your votes as in this example.  [X]

1. To approve a new Investment Advisory Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc. ("AFAM"), pursuant to which AFAM will continue to serve as the investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all of the outstanding capital stock of AFAM by AF Holdings, Inc.

          FOR  [ ]                 AGAINST  [ ]              ABSTAIN  [ ]

2. To transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

          FOR  [ ]                 AGAINST  [ ]              ABSTAIN  [ ]

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" THE PROPOSAL, AND TO TAKE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
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-------------------------------------     --------------------------------------
Signature                 Date            Signature                   Date

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NOTE: PLEASE SIGN NAME OR NAMES AS PRINTED ON PROXY TO AUTHORIZE THE VOTING OF
YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.
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